June 21, 2017 Corporate Overview

Safe Harbor / Disclaimer 2 Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, the progress of the Phase 1/2 clinical program of SEL-212, the potential of SEL-212 to treat severe gout patients and resolve their debilitating symptoms, the ability of SVP-Rapamycin to induce immune tolerance against pegsiticase, the ability of SEL-212 to improve acute symptoms during a short induction cycle, the ability of SEL-212 to be re-administered if severe gout symptoms recur, whether the company will determine an appropriate dose of SEL-212 for a Phase 3, whether the company will advance to a Phase 3 for SEL-212 at all, the ability of the company’s SVP platform, including SVP-Rapamycin, to mitigate immune response and create better therapeutic outcomes, the potential treatment applications for products utilizing the SVP platform in areas such as enzyme therapy, gene therapy, oncology therapy, vaccines and treatments for allergies and autoimmune diseases, the potential of the company’s two gene therapy product candidates to enable repeat administration, whether the company submits an IND for its lead gene therapy program, MMA, in the first half of 2018, the company's expectations about receiving additional payments from Spark Therapeutics, Inc. under the license agreement and/or the stock purchase agreement, the sufficiency of the company’s cash, cash equivalents, investments, and restricted cash and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, a significant portion of the company’s total outstanding shares have recently become eligible to be sold into the market, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on May 11, 2017, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation.

Immunogenicity is Now Recognized as a Serious Challenge for Biologic Therapies COMPROMISED EFFICACY Anti-drug antibodies (ADAs) neutralize therapeutic benefit 3 UNPREDICTABLE RESPONSE Changed PK/PD through drug-ADA interaction SAFETY RISK Hypersensitivity reactions can impact patients I M M U N O G E N I C I T Y ’ S I M P A C T “Prophylactic immune tolerance induction should be strongly considered in patients who are at risk of developing immune responses to ERT.” – Amy Rosenberg, MD, Director, Division of Biotechnology Products Review and Research, FDA

IMAGINE IF WE COULD… 1. Effectively treat many more patients with existing biologics 2. Enable a new generation of novel non-immunogenic biologics for rare and serious diseases 4

The Key: Mitigate Anti-Drug Antibodies by Inducing Regulatory T Cells  Naïve T cell Lymph Node B cell Helper T cell Dendritic cell SVP-Rapamycin Biologic drug Preventing ADAs Inducing a tolerogenic response to a biologic drug (antigen) Regulatory T cell Implementing the message Sending precise instructions Targeting immune cells • By dosing “free biologic” separate from SVP- Rapamycin, it distributes broadly to desired sites of action • Some of the biologic co- localizes with dendritic cells that have taken up SVP- Rapamycin • The dendritic cells then induce regulatory T cells that circulate throughout the body and suppress immune responses against the biologic (i.e. ADAs) Potential to enable new therapies and improve efficacy/safety of existing biologics 5

Leveraging Nanoparticles to Deliver Instructions to the Immune System I.V. Injection (6hr post-injection) Spleen Spleen harvested 24 hr after I.V. Injection of fluorescent NPs SVP Antigen SVP Macrophages Dendritic cells B cells 6

7 Example of Immune System Education Advate-Specific ADAs Day 0 7 14 21 28 57 81 123 143 187 Advate Advate Advate Advate Advate T im e (D a y s ) A n ti -F V II I a n ti b o d y ( µ g /m l) 0 5 0 1 0 0 1 5 0 2 0 0 0 2 0 4 0 6 0 8 0 ******* Teach + Treat Treat Empty Nanoparticle + Advate or SVP-Rapamycin + Advate SVP Rapamycin Advate SVP-Rapamycin Empty NP Advate Empty NP Antigen specificity A n ti -P h iX 1 7 4 A b ( O D ) E m p ty N P S V P 0 .0 0 .2 0 .4 0 .6 0 .8 1 .0 Antigen-Specific Tolerance Maintained for Over Five Months in Hemophilia A Mice Zhang et al., Cell Immunol, 2016

Proprietary program(s) Potential program(s) 8 SEL-212 for Chronic Severe Gout  Commercially attractive  Rare disease  Rapid ADA onset  Clear endpoint  Adult patients Single Treatment Chronic Treatment Adult Patients Cancer Patients Pediatric Patients Oncology (LMB-100) Enzyme Replacement Therapy (Pompe Disease) Gene Therapy (MMA and OTC) + Treatment Cycle + + + Plan for SVP Immune Tolerance Platform Expansion Ongoing Ph2 trial also will inform clinical programs for other product candidates

SEL-212 for Chronic Severe Gout

10

Selecta's Lead Product Candidate: SEL-212

Ownership

- In-licensed pegsiticase in 2014; combined with SVP-Rapamycin to form SEL-212

Rare and Serious Disease

- ~160,000 adults with chronic severe gout treated by U.S. rheumatologists
- Debilitating flares and joint-damaging arthritis caused by uric acid deposits; risk of renal and cardiovascular disease

Immunogenicity Barrier

- Uricase is highly effective in breaking down uric acid deposits, but is foreign to the human immune system, causing immunogenicity
- Two approved products (Krystexxa and Elitek) cause inhibitory antibodies in ~60% of patients and carry risk for anaphylaxis

Clear Clinical Path

- Krystexxa approved with less than 500 patients dosed from phase 1-3
- Primary endpoint: serum uric acid level reduction – a robust FDA/EMA-approved endpoint – can be seen rapidly upon dosing, easy to measure, maintenance strongly correlated with low/negative ADA titers
- Adult patient population with rapid enrollment potential

SELECTA Biosciences

11

Substantial Unmet Need for Chronic Severe Gout Patients

U.S. Gout Patients (million)[1]


8.3
3.1
5.2
4.7
0.5
Gout prevalence
Un-diagnosed or no Rx treatment
Patients Rx treated
Primary care, endo, nephro, other
Rheumatologists

Estimated SEL-212 Target Patient Population[1]


530,000
370,000
160,000
Gout treated by rheumatologists
No/not diagnosed tophi
Est. SEL-212 patient pool

Gout Admissions Now Exceed RA[2]


Hospitalizations per 100000 US Adults
14
12
10
8
6
4
2
0
Gout
Rheumatoid arthritis
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

Tophi Significantly Increase Mortality Risk[3]


All-Cause Mortality
Percent survival
100
80
60
40
20
0
No tophus
Tophus present
P<0.0001
No tophus 244 243 236 230 202 126 69 35 10
Tophus present 51 47 46 41 33 26 18 10 1
0 1 2 3 4 5 6 7 8
Time to Death (years)

(1) IMS, Desk Research, Selecta rheumatologist interviews, Crystal patient registry
(2) Lim SY et al, Trends in Gout and Rheumatoid Arthritis Hospitalizations in the United States, JAMA, June 2016

(3) Vincent Z et al, Predictors of Mortality in People with Recent Onset of Gout: A Prospective Observational Study, J. Rheumatol, 2017

12

What is Chronic Severe Gout?



Visible tophi


Uric acid
deposits

Hidden uric acid deposits

- ~50,000 U.S. gout patients are refractory to standard therapies and most have existing "tophi"[1]
- Over 100,000 additional patients have tophaceous gout and remain symptomatic[2]
- Tophi are hidden or disfiguring inflammatory nodules of crystallized uric acid that form in severe gout patients
  - Tend to form primarily in joints and tissues
  - Source of recurrent flares and debilitating pain that cannot be treated effectively by simply lowering sUA to <6 mg/dL
  - Shown to significantly increase morbidity and mortality if left untreated[3,4]

(1) IMS, Desk Research
(2) Selecta rheumatologist interviews, Crystal patient registry
(3) Choi HK et al, Tophaceous Gout and the Risk of Mortality: A General Population-Based Study, ACR, Sept. 2016
(4) Zhu Y, et al, Comorbidities of gout and hyperuricemia in the US general population: NHANES 2007-2008, Am J Med, July 2012

SELECTA Biosciences

13

Resolving Tophi and Uric Acid Deposits with Monthly Uricase Treatments


6.8
6.0
Uric acid solubility limit
FDA-approved endpoint
Oral therapies
Serum Uric Acid (mg/dL)
Very low sUA levels enable rapid tophi resolution
Uric acid deposits
Calcium deposits
Before[1]
After[1]
Transition from uricase to oral therapies
Time
12-24 week treatment cycle

(1) Arujo EG et al, Tophus resolution with pegloticase: a prospective dual-energy CT study, RMD Open, 2015

For illustrative purposes only

SELECTA Biosciences

14

Phase 1b Demonstrates SEL-212's Clinical Activity for ≥30 Days



0.4 mg/ kg Pegsiticase only



0.03, 0.1, 0.3 mg/kg SVP-Rapamycin only



0.03 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase

0.10 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase

0.15 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase

0.30 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase


N = 5
N = 15
N = 5
N = 10
N = 5
N = 5
Serum Uric Acid (mg/dL)
0
7
14
21
30
37
44
51
Day
No emergence of new ADAs

SELECTA Biosciences
IMVACS 2016 Presentation

15

Phase 1b Trial Shows Correlation Between ADA Titers, Pegsiticase Activity and sUA


Anti-Uricase ADA
Pegsiticase PD
Serum Uric Acid
N=5
N=10
7 of 10
N=5
4 of 5
N=5
4 of 5
Anti-uricase IgG titer
Serum pegsiticase activity (mU/mL)
Serum uric acid (mg/dL)
7 of 10
Days post-infusion
Pegsiticase only
Pegsiticase + 0.1 mg/kg SVP-Rapamycin
Pegsiticase + 0.15 mg/kg SVP-Rapamycin
Pegsiticase + 0.3 mg/kg SVP-Rapamycin
+

SELECTA Biosciences

Clinicaltrials.gov NCT02648269

16

Clinical Objectives of SEL-212 Program

Phase 1a

Clinicaltrials.gov NCT02464605

- n = 22
- Single ascending dose of pegsiticase
- Hyperuricemic patients

✓ Define effective monthly dose of pegsiticase

✓ Demonstrate rapid formation and kinetics of ADAs

Phase 1b

Clinicaltrials.gov NCT02648269

- n = 63
- Single ascending dose of SEL-212
- Hyperuricemic patients

Demonstrate that SEL 212:

✓ Mitigates ADAs

✓ Enables prolonged control of uric acid for >30 days

Phase 2

Clinicaltrials.gov NCT02959918

- n = 62
- 3 monthly doses of SEL-212 + 2 monthly doses of pegsiticase alone
- Symptomatic & hyperuricemic patients

Demonstrate SEL-212's safety, tolerability and ability to reduce serum uric acid after multiple doses

Nearly 100 patients now dosed with SEL-212

SELECTA Biosciences

Unaudited data as of June 12, 2017; amended following on-site reviews
Clinicaltrials.gov NCT02959918

Trial Completion Phase 2 Trial Overview 17 • Patients with symptomatic gout and serum uric acid levels >6 mg/dL • Safety, tolerability and pharmacokinetics of multiple doses of SEL-212 and pegsiticase alone • Reduction of serum uric acid levels • Reduction of ADA levels • Multiple ascending dose cohorts • Control cohorts: pegsiticase alone every 28 days for up to five doses • All other cohorts: SEL-212 every 28 days for three doses followed by two doses of pegsiticase alone • Dosing stopped upon loss of sUA control at Days 21 after a dose • Expected by the end of 2017 • 62 patients dosed at 11 active U.S. clinical sites Enrollment Criteria Primary/Secondary Endpoints Design Dosing Stopping Rules As of June 12 Unaudited data as of June 12, 2017; amended following on-site reviews Clinicaltrials.gov NCT02959918

18 Status of Phase 2 Trial Cohorts Cohort Treatment Weeks 0, 4, 8 Treatment Weeks 12 + 16 Status Pegsiticase SVP-Rapamycin Pegsiticase 1 0.2 mg/kg None 0.2 mg/kg Enrollment terminated 2 0.4 mg/kg None 0.4 mg/kg Enrollment terminated 3 0.2 mg/kg 0.05 mg/kg 0.2 mg/kg Dosing completed 4 0.4 mg/kg 0.05 mg/kg 0.4 mg/kg Dosing completed 5 0.2 mg/kg 0.08 mg/kg 0.2 mg/kg Dosing completed 6 0.4 mg/kg 0.08 mg/kg 0.4 mg/kg Ongoing 7 0.2 mg/kg 0.1 mg/kg 0.2 mg/kg Ongoing 8 0.4 mg/kg 0.1 mg/kg 0.4 mg/kg Ongoing 9+ Under design Planned Unaudited data as of June 12, 2017; amended following on-site reviews Clinicaltrials.gov NCT02959918

19 Minimal Effective Dose of SEL-212 Now Defined 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 SU A (m g/d L) 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 SU A (m g/d L) 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 SU A (m g/d L) 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 W e e k s SU A (m g/ dL ) 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 W e e k s 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0.2 mg/kg None Single patient 5 patients Dosing ongoing Dosing ongoing Cohort terminated for loss of efficacy and patient safety Cohort terminated for loss of efficacy and patient safety Single patient Single patient Pegsiticase Dose 0.4 mg/kg S V P -Rapa m y cin Dos e 0.05 0.08 0.1 8 patients 8 patients Excludes data points after dosing is stopped or stopping rules are met Unaudited data as of June 12, 2017; amended following on-site reviews Clinicaltrials.gov NCT02959918

20 Cohort 6: Minimal Effective Dose of SEL-212 • Sustained reduction of sUA after two injections of pegsiticase alone suggests induction of immune tolerance • Cohort being expanded to 10 evaluable patients # Stopping rules met (sUA level >1 mg/dL at 21 days after dosing) Unaudited data as of June 12, 2017; amended following on-site reviews Clinicaltrials.gov NCT02959918 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0.4 mg/kg Pegsiticase + 0.08 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase 114-0001 107-0004 111-0002 110-0008 106-0035 104-0010 Days S e ru m U ric A cid ( m g /d L ) A n ti-U ricas e A n ti b o d y T it e r # Patient #

21 Cohort 7: 0.2 mg/kg of Pegsiticase + 0.1 mg/kg of SVP-Rapamycin • sUA remains controlled in a majority of patients following repeat doses • One patient withdrew consent after experiencing cholecystitis (not related to study drug) • One patient experienced an infusion reaction and fully recovered Patient withdrew consent # Stopping rules met (sUA level >1 mg/dL at 21 days after dosing) * SAE (infusion reaction) Unaudited data as of June 12, 2017; amended following on-site reviews Clinicaltrials.gov NCT02959918 0.2 mg/kg Pegsiticase + 0.1 mg/kg SVP-Rapamycin 0.2 mg/kg Pegsiticase Patient # 114-0004 111-0004 103-0018 104-0014 106-0039 105-0001 114-0007 104-0019 104-0024 104-0020 S e ru m U ric A cid ( m g /d L ) A n ti-U ricas e A n ti b o d y T it e r 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 2 3 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 114-0009 ♦ # Days * ♦

22 Cohort 8: 0.4 mg/kg of Pegsiticase + 0.1 mg/kg of SVP-Rapamycin • sUA remains controlled in a majority of patients following repeat doses • Two patients met stopping rules • One of these patients was inadvertently re- dosed; experienced an infusion reaction and fully recovered 0.4 mg/kg Pegsiticase + 0.1 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase Patient # 104-0018 110-0015 103-0020 104-0017 106-0054 106-0045 107-0008 103-0019 111-0008 104-0023 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 1 0 4 1 0 5 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 2 3 4 5 S e ru m U ric A cid ( m g /d L ) A n ti-U ricas e A n ti b o d y T it e r # * # # Stopping rules met (sUA level >1 mg/dL at 21 days after dosing) * SAE (infusion reaction) due to protocol deviation Unaudited data as of June 12, 2017; amended following on-site reviews Clinicaltrials.gov NCT02959918 Days

23

Results to Date Suggest Reduction in Flare Frequency During SEL-212 Therapy


% Patients with flare in months 1-3
% Patients with flares
60
40
20
0
Pegisticase alone
0.05
0.08
0.1
SVP-Rapamycin (mg/kg)
+ Pegisticase


% Patients with flare by month
% Patients with flares
60
40
20
0
1
1
2
3
Pegisticase alone
SVP-Rapamycin
+ Pegisticase

- Urate lowering therapies typically increase the incidence of flares at the beginning of therapy
- Data indicate SEL-212 lowers flares compared to pegsiticase alone

SELECTA Biosciences

Unaudited data as of June 12, 2017; amended following on-site reviews
Clinicaltrials.gov NCT02959918

Phase 2 Safety Overview 24 • SEL-212 has been generally well tolerated at clinically active doses following repeated administrations • Eight SAEs reported to date in the trial: - Seven infusion reactions, four of which were in cohorts receiving pegsiticase alone or pegsiticase in combination with the lowest dose of SVP-Rapamycin, as expected, and two of which were due to protocol deviations related to dosing errors - One was for a patient with history of gall stones who experienced cholecystitis (inflammation of gall bladder caused by impacted gall stones), which was determined not to be related to study drug • All SAEs were successfully treated and resolved without further issues Unaudited data as of June 12, 2017; amended following on-site reviews Clinicaltrials.gov NCT02959918

25 Phase 2 Adverse Events Cohort Entire Study 1 2 3 4 5 6 7 8 N(%) 62 3 3 9 10 6 10 11 10 ≥ 1TEAE 50(80.1) 3 2 8 7 5 8 8 9 ≥ SAE 8 1 1 2 0 0 1* 1#, 1 1* Death 0 0 0 0 0 0 0 0 0 Discontinuation due to TEAE 9 1 1 2 0 0 1*, 1 1#, 1 1* Specific TEAEs Infusion reaction 8(12.9) 1 1 2 0 0 1*, 1 1 1* Gout flare 13(21.0) 3 0 2 2 1 2 1 2 Hyperglycemia1 7(11.3) 0 0 2 0 2 1 1 1 Hypertriglyceridemia1 7(11.3) 0 0 1 0 3 1 1 1 Infection1 11(17.7) 0 1 5 1 0 1 1 2 Tachycardia1 3(4.8) 0 0 2 0 0 1 0 0 Headache1 8(12.9) 0 0 0 3 0 1 2 2 Hypophosphatemia1 4(6.5) 0 0 4 0 0 0 0 0 Stomatitis or oral lesion1 3(4.8) 0 0 0 0 1 0 0 2 Leukopenia1 8(12.9) 0 0 2 0 2 1 1 2 # Determined not to be related to study drug. Patient underwent a cholecystectomy *Patient incorrectly dosed; protocol deviation (1) Observed at single data points, transient in nature and mild or moderate Unaudited data as of June 12, 2017; amended following on-site reviews Clinicaltrials.gov NCT02959918

Oncology

27

Developing a Highly Potent Recombinant Pseudomonas Immunotoxin Targeting Mesothelin

Ownership
- In-licensed LMB-100 from NCI in April 2017
- $50,000 upfront fee; up to $9.25 million in milestones; low single-digit royalties

Rare and Serious Disease
- Virtually all mesotheliomas (~3,000 annual U.S. diagnoses[1]) and pancreatic cancers (~50,000) express mesothelin; high percentage of ovarian, lung, breast cancers
- Certain solid tumors remain hard to treat and have remained evasive to immunotherapy approaches

Benefit of Immunogenicity Mitigation
- LMB-100 induces inhibitory antibodies upon first dose in almost all patients, limiting dosing to one administration cycle; insufficient to control tumor
- Global immunosuppressants ineffective in vast majority of patients
- SVP allows 3+ treatment cycles in pre-clinical models, restoring LMB-100 benefits
- Initial repeat dose data from ongoing SEL-212 Phase 2 bodes well for this application

Clear Clinical Path
- LMB-100 and SVP-Rapamycin both in the clinic today in separate trials
- In discussions with NCI regarding a Phase 1b trial for the combination treatment

SELECTA Biosciences

1. Source: American Cancer Society

28

Immunotoxin LMB-100

- LMB-100: Pseudomonas exotoxin A linked to antibody Fab targeting mesothelin
- Currently in Phase 1 clinical trials
- Efficacy is limited by immunogenicity after one or two cycles in most patients



Ira Pastan, M.D.
Head, Molecular Biology Section
National Cancer Institute

LMB-100



Anti-mesothelin Fab

Pseudomonas exotoxin A domain III with mutated B cell epitopes

Mesothelin is overexpressed on many solid tumors

- Mesothelioma (~100%)
- Pancreatic cancer (~100%)
- Ovarian cancer (70%)
- Lung cancer (50%)
- Breast cancer (34%)
- Gastric cancer

SELECTA Biosciences

29

Clinical Activity of LMB-100 Precursor in Mesothelioma

The patients able to receive 4 or more cycles showed major anti-tumor response

Patient 5

- Widely metastatic peritoneal mesothelioma
- Survived 32 months

4 Treatment Cycles



Sum of target lesions (cm)
0
20
40
60
80
0
2
4
6
8
10
12
14
Months after treatment



36

Before treatment 1.6 months 8 months

Patient 3

- Extensive pleural mesothelioma
- Survival >64 months (still alive)

6 Treatment Cycles



Sum of target lesions (cm)
Months after treatment



Day 12 3 months 15 months

However, immunogenicity limited treatment to 1 or 2 cycles for most patients despite concomitant use of immunosuppressive therapy

SELECTA Biosciences

Hassan, Pastan et al. Cancer Research (2014)

30

Preclinical Data Supports the Benefits of SVP-Rapamycin + LMB-100 Combination Therapy



SVP-Rapamycin + LMB-100

Prevents formation of anti-drug antibodies


Anti-LMB-100 Antibody
Anti-LMB-100 IgG (g/ml)
400
300
200
100
0
LMB-100
LMB-100 + SVP
0
2
4
6
8
Week
LMB-100
SVP

Restores LMB-100's anti-tumor response


Tumor Growth
Tumor size (mm^3)
2500
2000
1500
1000
500
Saline
LMB-100
LMB-100+SVP
-10
-5
0
5
10
15
20
Days since tumor inoculation

SVP alone does not accelerate tumor growth


Tumor Growth
Tumor size (mm^3)
1500
1000
500
0
Saline
SVP-Rapamycin
0
10
20
30
Days since tumor inoculation

SELECTA Biosciences

Data generated in collaboration with Dr. Ira Pastan, NCI

Gene Therapy

32

Selecta's Proprietary Gene Therapy Programs

Ownership

- Two proprietary gene therapies utilizing AAV and Anc80 + SVP-Rapamycin

Rare and Serious Diseases

- Two inborn error of metabolism: Methylmalonic Acidemia (MMA) and Ornithine Transcarbamylase (OTC) Deficiency
- MMA affects 1 in 25,000-48,000[1]; OTC deficiency affects 1 in 15,000-60,000 worldwide[1]
- Onset in early infancy; significantly reduces life expectancy

Immunogenicity Barrier

- Infants require treatment prior to metabolic crisis to avoid CNS effects; retreatment likely needed as patients grow
- Repeat gene therapy dosing impossible due to neutralizing antibodies to viral capsid
- Cellular immune responses to the liver are an additional potential barrier

Clear Clinical Path

- Targeting IND for lead gene therapy program, MMA, in the first half of 2018
- Collaboration with NIH and Mass Eye & Ear: Access to validated animal models, gene therapy development expertise and patients
- Clinical endpoints include: Methylmalonyl-CoA mutase and MMA levels

SELECTA Biosciences

1. Source: NIH

Benefits of ADA Avoidance in Gene Therapy Inhibiting Liver Inflammation from First Dose Allowing for Repeat Dosing Enabling Dose Titration S V P E m p ty N P -1 0 1 2 3 4 5 C D 8 m R N A (   C t) CD8 T cell Liver Infiltrates S V P E m p ty N P 0 5 1 0 1 5 2 0 ** A L T a ct iv ity ( m U /m L ) Serum ALT Enzyme Levels + AAV8 SVP or Empty NP 0Day SVP or Empty NP + AAV8-Luc AAV8-Factor IX Day 0 21 54 SVP or Empty NP 0 2 0 4 0 6 0 0 5 0 0 0 1 0 0 0 0 1 5 0 0 0 2 0 0 0 0 2 5 0 0 0 D a y s A n ti -A A V 8 T it e r Anti-AAV8 Antibody Titer Serum Factor IX Expression Data generated in collaboration with Dr. Federico Mingozzi, Genethon 0 40000 80000 120000 160000 200000 34 41 54 Hu m an F IX ( n g/ m l) Days SVP-Rapamycin Empty NP 0 1 0 0 0 2 0 0 0 3 0 0 0 4 0 0 0 H u m a n F IX ( n g / m L ) S in g le d o s e 5 e 9 A A V 8 -F IX + S V P S p lit d o s e 2 X 2 .5 e 9 A A V -F IX + S V P 5e9 AAV8-FIX +SVP 2.5e9 AAV8-FIX +SVP Day 0 10 2.5e9 AAV8-FIX+SVP 30 FIX Expression after split dose 33

0 5 0 1 0 0 1 5 0 2 0 0 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 D a y s M M A (  M ) A n c 8 0 -h A A T -M u t4 5 e 1 2 V G A A V 8 -h A A T -M u t4 5 e 1 2 V G Anc80/synMUT Proof of Concept in Mouse Model of MMA at ASGCT 2017 Anc80 or AAV8 Retro Orbital injection Reducing MMA Levels With Anc80 and AAV8 Increasing Weight Gain Following Treatment 0 5 10 15 20 25 30 35 AAV2/Anc80L65-hAAT-synMUT4-RBG AAV2/8-hAAT-synMUT4-RBG No treatment Weight Gain in 12 days (%) ** (P = 0.036) NS (P = 0.44) (N=3) (N=3) (N=3) Anc80 AAV8 No Tx Per c en t w eight gai n Preventing Anti-Anc80 Antibodies with SVP- Rapamycin A n t i- A n c 8 0 I g G ( O D 4 5 0 - 5 7 0 ) 0 .0 0 .5 1 .0 1 .5 2 .0 D a y 7 D a y 1 2 D a y 1 9 D a y 2 8 1 0 5 0 1 0 0 S V P -R a p a m y c in (g ) 0 Data generated in collaboration with Dr. Charles Venditti, NIH, and Dr. Luk Vandenberghe, Mass Eye & Ear Anti-Anc80 Antibodies 34

Day 0 19 20 21 32 0 1 28 Demonstration of the Role of Regulatory T Cells Data generated in collaboration with Dr. Federico Mingozzi, Genethon Effect can be Transferred to a Recipient T Reg Depletion Negates Effect a n ti -A A V 8 I g G (  g /m L ) E m p ty N P S V P 0 5 1 0 1 5 2 0 * * * Anti-AAV8 IgG levels in recipient mice (Day +14) DONOR AAV8-Luc +/- SVP 0 14Day Day RECIPIENT AAV8-hFIX AAV8-Luc +/- SVP PRIME Anti-CD25 Treg Depletion CHALLENGE Anti-AAV8 IgG levels (Day 32) ** P < 0.01, *** P < 0.001 Transfer splenocytes 0 1 0 2 0 3 0 4 0 5 0 *** a n ti -A A V 8 I g G ( n g /m L) ** S V P -R a p a m y c in T re g d e p le t io n + + ++- - - - 35

Indication Description Preclinical Phase 1 Phase 2 Proprietary ADA Mitigation Programs Chronic Severe Gout SVP-Rapamycin co-administered with pegsiticase (SEL-212) Mesothelioma & Pancreatic Cancer* SVP-Rapamycin co-administered with LMB-100 Methylmalonic Acidemia (MMA) SVP-Rapamycin co-administered with Anc80 vector Ornithine Transcarbamylase Deficiency (OTC) SVP-Rapamycin co-administered with AAV vector ADA Mitigation Program License Hemophilia A SVP-Rapamycin licensed for FVIII gene therapy Immune Tolerance Pipeline 36 * LMB-100 is currently being investigated in two Phase 1 clinical trials at the National Cancer Institute (NCI): one of LMB-100 alone in Mesothelioma and one of LMB-100 in combination with nab-paclitaxel in Pancreatic Cancer. Selecta and NCI are currently in discussions regarding a planned Phase 1b clinical trial to evaluate multiple cycles of LMB-100 in combination with SVP-Rapamycin.

Q1 Financial Overview For the Quarter Ended (In thousands, except share and per share data) March 31, 2017 March 31, 2016 Grant & Collaboration Revenue $137 $2,088 Research & Development Expenses 11,044 6,648 General & Administrative Expenses 3,875 2,381 Net Loss Attributable to Common Stockholders ($15,134) ($9,832) Net Loss Per Basic Share ($0.82) ($4.52) Wtd. Avg. Common Shares Outstanding – Basic & Diluted 18,474,227 2,175,037 As of (In thousands) March 31, 2017 December 31, 2016 Cash, Cash Equivalents, Marketable Securities, Restricted Cash $68,919 $84,535 37